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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                                    05/20/98

Investor Certificateholder Floating Allocation Percentage               96.08%
Investor Certificateholder Fixed Allocation Percentage                  97.37%
Aggregate Amount of  Collections                                 26,473,702.45
     Aggregate Amount of  Interest Collections                    6,214,025.21
     Aggregate Amount of  Principal Collections                  20,259,677.24
Class A Interest Collections                                      5,970,430.34
Class A Principal Collections                                    19,450,530.99
Seller Interest Collections                                         243,594.87
Seller Principal Collections                                        809,146.25
Weighted Average Loan Rate                                              13.52%
Net Loan Rate                                                           12.52%
Weighted Average Maximum Loan Rate                                      18.59%
Class A-1 Certificate Rate                                             5.8563%
Maximum Investor Certificate Rate                                     12.5200%
Class A-1 Certificate Interest Distributed                        2,442,781.67
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            19,725,855.00
Alternative Principal Dist. Amount (APDA)                        19,450,530.99
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  19,450,530.99
Principal  allocable to Class A-1                                19,450,530.99
SPDA deposited to Funding Account                                         0.00
Subsequent Funding Mortgage Loans Purchased in Period                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased          100,781,997.58
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             692,518.94
Cumulative Investor Liquidation Loss Amount                         692,518.94
Total Principal allocable to A-1                                 20,143,049.93
Beginning Class A-1 Certificate Principal Balance               500,548,645.63
Ending Class A-1 Certificate Principal Balance                  480,405,595.70
Pool Factor (PF)                                                     0.5863768
Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          420,625.06
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                          692,518.94
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          525,343,986.43
Ending Pool Balance                                             505,170,997.48
Beginning Invested Amount                                       504,750,072.63

Servicer Certificate (Page 2 of 3)
Distribution Date:                                                    05/20/98

Ending Invested Amount                                          484,607,022.70
Beginning Seller Principal Balance                               20,593,913.80
Ending Seller Principal Balance                                  20,563,974.78
Additional Balances                                                 809,146.25
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
      release to Cert                                                    0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
      release to Certs.)                                                 0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert$0.00
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,100,714.00
Ending Spread Account Balance                                     2,100,714.00
Beginning Seller Interest                                                3.92%
Ending Seller's Interest                                                 4.07%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,045
     Trust Balance                                               36,189,057.26
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       254
     Trust Balance                                                8,088,121.78
   90+ (Del Stat 3+)
     No. of Accounts                                                       629
     Trust Balance                                               19,767,079.70
   270+ (Del Stat 9+)
     No. of Accounts                                                       279
     Trust Balance                                                9,676,099.72
   REO
     No. of Accounts                                                        70
     Trust Balance                                                2,812,157.25
Rapid Amortization Event ?                                                  No
   Failure to make payment within 5 Business Days of Required Date ?        No
   Failure to perform covenant relating to Trust's Security Interest ?      No
   Failure to perform other covenants as described in the Agreement ?       No
   Breach of Representation or Warranty ?                                   No
   Bankruptcy, Insolvency or Receivership relating to Seller ?              No
   Subject to Investment Company Act of 1940 Regulation ?                   No
   Servicing Termination ?                                                  No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off
      Balance and Pre-Fun                                                   No
Event of Default ?                                                          No
   Failure by Servicer to make payment within 5 Bus Days of Required Date? No Failure by Servicer to perform covenant relating to Trust's Security
      Interest ?                                                            No
   Failure by Servicer to perform other covenants as described in the
      Agreement?                                                            No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?     No
   Trigger Event ?                                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,052,741.12
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00

Servicer Certificate (Page 3 of 3)
Distribution Date:                                                    05/20/98

Net Yield                                                                5.74%
Total  Available Funds
     Aggregate Amount of Collections                             26,473,702.45
     Deposit for principal not used to purchase subsequent loans          0.00
     Interest Earnings on the Pre-Funding Account                         0.00
     Deposit from Capitalized Interest Account                            0.00
     Total                                                       26,473,702.45
Application of Available Funds
     Servicing Fee                                                  420,625.06
     Prinicpal and Interest to Class A-1                         22,585,831.60
     Seller's portion of Principal and Interest                   1,052,741.12
     Funds deposited into Funding Account (Net)                           0.00
     Funds deposited into Spread  Account                                 0.00
     Excess funds released to Seller                              2,414,504.67
     Total                                                       26,473,702.45

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 1)
Distribution Date:                                                    05/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              96.0799%
Class A Certificateholder Fixed Allocation Percentage                 97.3651%
Beginning Class A-1 Certificate Balance                         500,548,645.63
Class A-1 Certificate Rate                                           5.856250%
Class A-1 Certificate Interest Distributed                            2.981627
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          24.586343
   Maximum Principal Distribution Amount                             24.077120
   Scheduled Principal  Distribution Amount (SPDA)                   23.741063
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             0.845280
Total Amount Distributed to Certificateholders                       26.722691
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            480,405,595.70
Class A-1 Factor                                                     0.5863768
Pool Factor (PF)                                                     0.5863768
Unreimbursed Liquidation Loss Amount                                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                                               420,625.06
Beginning Invested Amount                                       504,750,072.63
Ending Invested Amount                                          484,607,022.70
Beginning Pool Balance                                          525,343,986.43
Ending Pool Balance                                             505,170,997.48
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,045
     Trust Balance                                               36,189,057.26
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       254
     Trust Balance                                                8,088,121.78
   90+ (Del Stat 3+)
     No. of Accounts                                                       629
     Trust Balance                                               19,767,079.70
   REO
     No. of Accounts                                                        70
     Trust Balance                                                2,812,157.25
Aggregate Liquidation Loss Amount for Liquidated Loans              560,261.86
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
     Cumulative No. of Accounts                                          3,249
     Cumulative Trust Balance                                   100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                  0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07       0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)          0.00